The undersigned, Secretary of JOHNSON MUTUAL FUNDS TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at the meeting held on February 25, 2014, and is in full force and effect:

“WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the Trust hereby constitutes and appoints TIMOTHY E. JOHNSON and SCOTT BISCHOFF, and each of them, its attorneys for it and in its name, place and stead, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: February 25, 2014

/s/ Jennifer J. Kelhoffer
JENNIFER J. KELHOFFER, Secretary Johnson Mutual Funds Trust

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

NOW, THEREFORE, the Trust hereby constitutes and appoints TIMOTHY E. JOHNSON and SCOTT BISCHOFF, and each of them, its attorneys for it and in its name, place and stead, to execute and file such amendments, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 25th day of February, 2014.

JOHNSON MUTUAL FUNDS TRUST

/s/ Jennifer J. Kelhoffer	/s/ Jason O. Jackman
JENNIFER J. KELHOFFER, Secretary	JASON O. JACKMAN, President

STATE OF OHIO	)
) ss:
COUNTY OF HAMILTON	)

Before me, a Notary Public, in and for said county and state, personally appeared JASON O. JACKMAN, President and JENNIFER J. KELHOFFER, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of February, 2014.

/s/ Amanda J. Topolski
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY E. JOHNSON and SCOTT BISCHOFF, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned as hereunto set his hand this 25th day of February, 2014.

/s/ Jason O. Jackman
JASON O. JACKMAN, President

STATE OF OHIO	)
) ss:
COUNTY OF HAMILTON	)

Before me, a Notary Public, in and for said county and state personally appeared JASON O. JACKMAN, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of February, 2014.

/s/ Amanda J. Topolski
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY E. JOHNSON and SCOTT BISCHOFF, and each of them, her attorney for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned as hereunto set her hand this 25th day of February, 2014.

/s/ Jeri B. Ricketts
JERI B. RICKETTS, Trustee

STATE OF OHIO	)
) ss:
COUNTY OF HAMILTON	)

Before me, a Notary Public, in and for said county and state personally appeared JERI B. RICKETTS, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of February, 2014.

/s/ Amanda J. Topolski
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, JOHNSON MUTUAL FUNDS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer and Chief Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TIMOTHY E. JOHNSON and SCOTT BISCHOFF, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such amendments, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned as hereunto set his hand this 25th day of February, 2014.

/s/ Marc E. Figgins
MARC E. FIGGINS, Treasurer and Chief Financial Officer

STATE OF OHIO	)
) ss:
COUNTY OF HAMILTON	)

Before me, a Notary Public, in and for said county and state personally appeared MARC E. FIGGINS, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of February, 2014.

/s/ Amanda J. Topolski
Notary Public